UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 31, 2011
Date of Report (Date of earliest event reported)

CHINA ELECTRIC MOTOR, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53017	26-1357787
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Sunna Motor Industry Park
Jian’an, Fuyong Hi-Tech Park
Baoan District
Shenzhen, Guangdong 518103
People’s Republic of China
 (Address of principal executive offices, including zip code)

86-755-8149 9969
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Notification of Late Filing of 2010 Annual Report on Form 10-K; Formation of Special Committee; Postponement of Earnings Release and Conference Call

On March 31, 2011, China Electric Motor, Inc. (the “Company”) issued a press release announcing the filing of a Form 12b-25 with the Securities and Exchange Commission to extend the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The Company is unable to file its Annual Report on Form 10-K for the year ended December 31, 2010, within the prescribed time period due to possible discrepancies concerning the Company’s banking statements that were very recently identified by the Company’s auditors in the course of their audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2010. The Company and its advisors are working expeditiously to resolve the issues discovered during the audit. The Company, at this time, is unable to determine when it will file its Annual Report on Form 10-K for the year ended December 31, 2010.

The Company’s board of directors has formed a Special Committee to investigate the possible discrepancies identified by the Company’s auditors. The Special Committee is comprised of the Company’s four independent directors, James M. Lee, Tony Shen, Liang Tang and Guoqiang Zhang. The Special Committee has been authorized to retain counsel and other professional firms to assist it with its internal investigation.

The Company has also delayed its fourth quarter and full year 2010 earnings release and investor conference call, which was previously scheduled for 8:30 a.m. New York time (8:30 p.m. Beijing time) on March 31, 2011, until its Annual Report on Form 10-K is filed. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 and Exhibit 99.1 herein are being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This Current Report of China Electric Motor, Inc. (“China Electric,” the “Company,” “we,” “us” or “our”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions. All statements other than statements of historical fact in this Current Report are forward-looking statements, including but not limited to, our ability to file our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, our ability to make our fourth quarter and full year 2010 earnings release and hold an investor conference call, and the ability of the Special Committee of our Board of Directors to expeditiously investigate the issued related to our banking statements. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, including, without limitation, our ability to sustain our recent profitability and growth rates, the possibility that we may not meet production demands and standards at a reasonable cost, increased competition in the micro motor product market, our ability to develop and sell new products or penetrate new markets, our ability to timely bring additional production capacity on line, our ability to maintain and fill order backlog, the success of our strategic investments and acquisitions, our ability to timely develop new production equipment, compliance with and changes in the laws and policies of the People’s Republic of China that affect our operations, including its economic policies and other risk factors detailed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our subsequent reports on Form 10-Q filed with the Securities and Exchange Commission and available at www.sec.gov. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release of China Electric Motor, Inc. dated March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.

Date: March 31, 2011	By:	/s/ Yue Wang
Yue Wang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of China Electric Motor, Inc. dated March 31, 2011.